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                                                                  EXHIBIT 10(bb)

                                  May 8, 1996

Alexander Energy Corporation
701 Cedar Lake Boulevard
Oklahoma City, Oklahoma 73114

Gentlemen:

     Reference is hereby made to that certain Agreement and Consent dated April 15, 1996 ("Consent") by and among Canadian Imperial Bank of Commerce, as Agent, CIBC Inc., as Lender and as Collateral Agent, and Alexander Energy Corporation. Unless otherwise indicated, capitalized terms used herein shall have the same meaning as in the Consent.

     Anything in the Consent to the contrary notwithstanding, the undersigned hereby agree, consent and acknowledge to the distribution in kind of assets from the 1987 Partnership in connection with the dissolution and winding up of such Partnership, and the payment in full of all the Indebtedness of the 1987 Partnership.


     With respect to the consent from John Hancock required pursuant to Section 1d.ii. of the Consent, it is understood and agreed that a consent by John Hancock to the consent to dissolution, liquidation and winding up of the Partnerships, the distribution of assets and the payment of the Indebtedness of the Partnerships as well as to the terms and provisions of section 2 to the Agreement is all that is required thereunder, it being understood that such consent shall stipulate that each of the Agent, the Collateral Agent and the Lenders shall be entitled to rely on such consent.

     This letter together with the Consent constitutes the entire understanding of the parties hereto with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect thereto. This letter may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this letter by signing one or more counterparts.

                                             CANADIAN IMPERIAL BANK OF COMMERCE,
                                             acting through its New York Agency,
                                             as Agent


                                             By: MARYBETH ROSS
                                                 -------------------------------
                                             Title:  Authorized Signatory
                                                   -----------------------------
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Alexander Energy Corporation
May 8, 1996
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                                CIBC INC., as Collateral Agent and
                                Lender


                                By: MARYBETH ROSS
                                   ----------------------------------------

                                Title: Authorized Signatory
                                       -------------------------------------



AGREED AND CONSENTED TO:

ALEXANDER ENERGY CORPORATION


By:   /s/ DAVID E. GROSE
   -------------------------

Title:  CFO/Vice President
      ----------------------